Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Fourth Quarter 2011(1)

(1)

The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our 2011 Annual Report on Form 10-K once it is filed with the Securities and Exchange Commission.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial & Statistical Summary—Consolidated (1)

(Dollars in millions, except per share data and as noted) (unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
Earnings
Net interest income	$3,182	$3,283	$3,136	$3,140	$3,023
Non-interest income (2) (3)	868	871	857	942	939

Total revenue (4)	$4,050	$4,154	$3,993	$4,082	$3,962
Provision for loan and lease losses	861	622	343	534	839
Marketing expenses	420	312	329	276	308
Operating expenses (5)	2,198	1,985	1,926	1,886	1,783

Income from continuing operations before income taxes	$571	$1,235	$1,395	$1,386	$1,032
Income tax provision	160	370	450	354	331

Income from continuing operations, net of tax	411	865	945	1,032	701
Loss from discontinued operations, net of tax (3)	(4)	(52)	(34)	(16)	(4)

Net income	$407	$813	$911	$1,016	$697

Common Share Statistics
Basic EPS:
Income from continuing operations, net of tax	$0.89	$1.89	$2.07	$2.27	$1.55
Loss from discontinued operations, net of tax	(0.01)	(0.11)	(0.07)	(0.03)	(0.01)

Net income per common share	$0.88	$1.78	$2.00	$2.24	$1.54

Diluted EPS:
Income from continuing operations, net of tax	$0.89	$1.88	$2.04	$2.24	$1.53
Loss from discontinued operations, net of tax	(0.01)	(0.11)	(0.07)	(0.03)	(0.01)

Net income per common share	$0.88	$1.77	$1.97	$2.21	$1.52

Weighted average common shares outstanding (in millions):
Basic EPS	456.2	456.0	455.6	454.1	452.7
Diluted EPS	458.5	460.4	462.2	460.3	457.2
Common shares outstanding (period end)	456.4	456.1	455.8	455.2	452.8
Dividends per common share	$0.05	$0.05	$0.05	$0.05	$0.05
Tangible book value per common share (period end) (6)	34.26	33.82	32.20	29.70	27.73
Stock price per common share (period end)	42.29	39.63	51.67	51.96	42.56
Total market capitalization (period end)	19,301	18,075	23,551	23,652	19,271
Balance Sheet (Period End)
Loans held for investment (7)	$135,892	$129,952	$128,965	$124,092	$125,947
Interest-earning assets	179,817	174,308	174,302	172,849	172,024
Total assets	206,019	200,148	199,753	199,300	197,503
Tangible assets (8)	191,806	185,891	185,715	184,928	183,158
Interest-bearing deposits	109,945	110,777	109,278	109,097	107,162
Total deposits	128,226	128,318	126,117	125,446	122,210
Borrowings	39,561	34,315	37,735	39,797	41,796
Stockholders’ equity	29,666	29,378	28,681	27,550	26,541
Tangible common equity (TCE) (9)	15,758	15,425	14,675	13,520	12,558
Balance Sheet (Quarterly Average Balances)
Average loans held for investment (7)	$131,581	$129,043	$127,916	$125,077	$125,441
Average interest-earning assets	176,267	177,710	174,143	173,540	173,992
Average total assets	200,106	201,611	199,229	198,075	197,704
Average interest-bearing deposits	109,914	110,750	109,251	108,633	106,597
Average total deposits	128,450	128,268	125,834	124,158	121,736
Average borrowings	34,812	37,366	39,451	40,538	42,428
Average stockholders’ equity	29,698	29,316	28,255	27,009	26,255
Performance Metrics
Net interest income growth (quarter over quarter)	(3)%	5%	—%	4%	(3)%
Non-interest income growth (quarter over quarter)	—	2	(9)	—	4
Revenue growth (quarter over quarter)	(3)	4	(2)	3	(1)
Revenue margin (10)	9.19	9.35	9.17	9.41	9.11
Net interest margin (11)	7.22	7.39	7.20	7.24	6.95
Return on average assets (12)	0.82	1.72	1.90	2.08	1.42
Return on average equity (13)	5.54	11.80	13.38	15.28	10.68
Return on average tangible common equity (14)	10.43	22.58	26.57	31.73	22.90
Non-interest expense as a % of average loans held for investment (15)	7.96	7.12	7.05	6.91	6.67
Efficiency ratio (16)	64.64	55.30	56.47	52.96	52.78
Effective income tax rate	28.0	30.0	32.3	25.5	32.1
Full-time equivalent employees (in thousands)	30.5	29.5	28.2	27.9	25.7
Credit Quality Metrics (17)
Allowance for loan and lease losses	$4,250	$4,280	$4,488	$5,067	$5,628
Allowance as a % of loans held for investment	3.13%	3.29%	3.48%	4.08%	4.47%
Net charge-offs	$884	$812	$931	$1,145	$1,394
Net charge-off rate (18) (19)	2.69%	2.52%	2.91%	3.66%	4.45%
30+ day performing delinquency rate	3.35	3.13	2.90	3.07	3.52
30+ day total delinquency rate (20)	—	3.81	3.57	3.79	4.23
Capital Ratios
Tier 1 risk-based capital ratio (21)	12.0%	12.4%	11.8%	10.9%	11.6%
Tier 1 common equity ratio (22)	9.7	10.0	9.4	8.4	8.8
Total risk-based capital ratio (23)	14.9	15.4	15.0	14.2	16.8
Tangible common equity (TCE) ratio (24)	8.2	8.3	7.9	7.3	6.9

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Notes to Consolidated Financial & Statistical Summary (Table 1)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)	Includes the impact from the change in fair value of retained interests, including interest-only strips, which totaled $11 million in Q4 2011, $12 million in Q3 2011, $16 million in Q2 2011, $7 million in Q1 2011 and $8 million in Q4 2010.

(3)	The mortgage representation and warranty reserve increased to $943 million as of December 31, 2011, from $892 million as of September 30, 2011. We recorded a provision for repurchase losses of $59 million in Q4 2011, $72 million in Q3 2011, $37 million in Q2 2011, $44 million in Q1 2011 and $(7) million in Q4 2010. The majority of the provision for repurchase losses is generally included in discontinued operations, with the remaining portion included in non-interest income.

(4)	The estimated uncollectible amount of billed finance charges and fees excluded from revenue totaled $130 million in Q4 2011, $24 million in Q3 2011, $112 million in Q2 2011, $105 million in Q1 2011 and $144 million in Q4 2010. As further discussed in our September 30, 2011 Form 10-Q, in the third quarter of 2011 we revised the manner in which we estimate expected recoveries of finance charge and fee amounts previously considered to be uncollectible. The result of this revision was a reduction of the uncollectible finance charge and fee reserves by approximately $83 million as of September 30, 2011, which resulted in a corresponding increase in revenues of $83 million in Q3 2011.

(5)	Includes core deposit intangible amortization expense of $40 million in Q4 2011, $42 million in Q3 2011, $44 million in Q2 2011, $45 million in Q1 2011 and $47 million in Q4 2010. Also includes integration costs of $17 million in Q4 2011, $1 million in Q3 2011, $0 million in Q2 2011, $2 million in Q1 2011 and $15 million in Q4 2010.

(6)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of tangible common equity.

(7)	Results subsequent to Q1 2011 reflect the impact of the April 1, 2011 acquisition of the existing private-label credit card loan portfolio of Kohl’s Department Stores (“Kohl’s”), which had an outstanding principal and interest balance of approximately $3.7 billion at acquisition.

(8)	Tangible assets is a non-GAAP measure consisting of total assets less assets from discontinued operations and intangible assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this measure.

(9)	Tangible common equity is a non-GAAP measure consisting of total stockholders’ equity less intangible assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this measure.

(10)	Calculated based on annualized total revenue for the period divided by average interest-earning assets for the period.

(11)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(12)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average total assets for the period.

(13)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average stockholders’ equity for the period.

(14)	Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible common equity for the period.

(15)	Calculated based on annualized non-interest expense for the period divided by average loans held for investment for the period.

(16)	Calculated based on non-interest expense for the period divided by total revenue for the period.

(17)	Purchased credit impaired (“PCI”) loans acquired as part of the Chevy Chase Bank (“CCB”) acquisition are included in the denominator used in calculating the credit quality metrics presented in Table 1. These metrics excluding the impact of loans acquired from CCB from the denominator are presented below:

(Dollars in millions) (unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
CCB period-end acquired loan portfolio	$4,689	$4,873	$5,181	$5,351	$5,532
CCB average acquired loan portfolio	4,781	4,998	5,112	5,305	5,633
Allowance as a % of loans held for investment, excluding CCB loans	3.22%	3.40%	3.62%	4.23%	4.65%
Net charge-off rate, excluding CCB loans	2.79	2.62	3.03	3.82	4.65
30+ day performing delinquency rate, excluding CCB loans	3.47	3.25	3.02	3.18	3.68

(18)	In accordance with our loss-sharing agreement with Kohl’s, charge-offs for the portfolio are reported net of any reimbursement of credit losses from Kohl’s, which has the impact of lowering the overall charge-off rate.

(19)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(20)	The 30+ day total delinquency rate as of the end of Q4 2011 will be provided in the 2011 Annual Report on Form 10-K.

(21)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(22)	Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio and non-GAAP reconciliation.

(23)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio.

(24)	Tangible common equity ratio (“TCE ratio”) is a non-GAAP measure calculated based on tangible common equity divided by tangible assets. See “Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for the calculation of this ratio and non-GAAP reconciliation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income

				Year Ended December 31,
(Dollars in millions, except per share data) (unaudited)	2011 Q4	2011 Q3	2010 Q4	2011	2010
Interest income:
Loans held for investment, including past-due fees	$3,440	$3,550	$3,352	$13,774	$13,934
Investment securities	244	264	305	1,137	1,342
Cash equivalents and other	17	21	17	76	77

Total interest income	3,701	3,835	3,674	14,987	15,353

Interest expense:
Deposits	264	294	340	1,187	1,465
Securitized debt obligations	80	89	165	422	809
Senior and subordinated notes	89	84	65	300	276
Other borrowings	86	85	81	337	346

Total interest expense	519	552	651	2,246	2,896

Net interest income	3,182	3,283	3,023	12,741	12,457
Provision for loan and lease losses	861	622	839	2,360	3,907

Net interest income after provision for loan and lease losses	2,321	2,661	2,184	10,381	8,550

Non-interest income:
Servicing and securitizations	9	12	10	44	7
Service charges and other customer-related fees	452	542	496	1,979	2,073
Interchange fees, net	346	321	349	1,318	1,340
Net other-than-temporary impairment losses recognized in earnings	(6)	(6)	(3)	(21)	(65)
Other	67	2	87	218	359

Total non-interest income	868	871	939	3,538	3,714

Non-interest expense:
Salaries and associate benefits	817	750	657	3,023	2,594
Marketing	420	312	308	1,337	958
Communications and data processing	177	178	181	681	693
Supplies and equipment	137	143	139	539	520
Occupancy	131	122	115	490	486
Other	936	792	691	3,262	2,683

Total non-interest expense	2,618	2,297	2,091	9,332	7,934

Income from continuing operations before income taxes	571	1,235	1,032	4,587	4,330
Income tax provision	160	370	331	1,334	1,280

Income from continuing operations, net of tax	411	865	701	3,253	3,050
Loss from discontinued operations, net of tax	(4)	(52)	(4)	(106)	(307)

Net income	$407	$813	$697	$3,147	$2,743

Basic earnings per common share:
Income from continuing operations	$0.89	$1.89	$1.55	$7.08	$6.74
Loss from discontinued operations	(0.01)	(0.11)	(0.01)	(0.23)	(0.67)

Net income per basic common share	$0.88	$1.78	$1.54	$6.85	$6.07

Diluted earnings per common share:
Income from continuing operations	$0.89	$1.88	$1.53	$7.03	$6.68
Loss from discontinued operations	(0.01)	(0.11)	(0.01)	(0.23)	(0.67)

Net income per diluted common share	$0.88	$1.77	$1.52	$6.80	$6.01

Weighted average common shares outstanding (in millions):
Basic EPS	456.2	456.0	452.7	455.5	452.1
Diluted EPS	458.5	460.4	457.2	459.1	456.4

Dividends paid per common share	$0.05	$0.05	$0.05	$0.20	$0.20

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets

(Dollars in millions)(unaudited)	December 31, 2011	September 30, 2011	December 31, 2010
Assets:
Cash and due from banks	$2,097	$1,794	$2,067
Interest-bearing deposits with banks	3,399	3,238	2,776
Federal funds sold and securities purchased under agreements to resell	342	1,326	406

Cash and cash equivalents	5,838	6,358	5,249
Restricted cash for securitization investors	791	984	1,602
Securities available for sale, at fair value	38,759	38,400	41,537
Loans held for investment:
Unsecuritized loans held for investment, at amortized cost	88,242	83,010	71,921
Restricted loans for securitization investors	47,650	46,942	54,026

Total loans held for investment	135,892	129,952	125,947
Less: Allowance for loan and lease losses	(4,250)	(4,280)	(5,628)

Net loans held for investment	131,642	125,672	120,319
Loans held for sale, at lower-of-cost-or-fair-value	201	312	228
Accounts receivable from securitizations	94	101	118
Premises and equipment, net	2,748	2,785	2,749
Interest receivable	1,029	958	1,070
Goodwill	13,592	13,593	13,591
Other	11,325	10,985	11,040

Total assets	$206,019	$200,148	$197,503

Liabilities:
Interest payable	$466	$401	$488
Customer deposits:
Non-interest bearing deposits	18,281	17,541	15,048
Interest-bearing deposits	109,945	110,777	107,162

Total customer deposits	128,226	128,318	122,210
Securitized debt obligations	16,527	17,120	26,915
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	1,464	1,441	1,517
Senior and subordinated notes	11,034	11,051	8,650
Other borrowings	10,536	4,703	4,714

Total other debt	23,034	17,195	14,881
Other liabilities	8,100	7,736	6,468

Total liabilities	176,353	170,770	170,962

Stockholders’ equity:
Common stock	5	5	5
Paid-in capital, net	19,274	19,234	19,084
Retained earnings and accumulated other comprehensive income	13,631	13,382	10,654
Less: Treasury stock, at cost	(3,244)	(3,243)	(3,202)

Total stockholders’ equity	29,666	29,378	26,541

Total liabilities and stockholders’ equity	$206,019	$200,148	$197,503

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Average Balances, Net Interest Income and Net Interest Margin

	2011 Q4			2011 Q3			2010 Q4
	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/	Average	Interest Income/	Yield/
(Dollars in millions)(unaudited)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-earning assets:
Loans held for investment	$131,581	$3,440	10.46%	$129,043	$3,550	11.00%	$125,441	$3,352	10.69%
Investment securities	39,005	244	2.50	37,189	264	2.84	41,004	305	2.98
Cash equivalents and other	5,681	17	1.20	11,478	21	0.73	7,547	17	0.90

Total interest-earning assets	$176,267	$3,701	8.40%	$177,710	$3,835	8.63%	$173,992	$3,674	8.45%

Interest-bearing liabilities:
Interest-bearing deposits
NOW accounts	$13,700	$12	0.35%	$12,602	$9	0.29%	$12,918	$8	0.25%
Money market deposit accounts	47,167	87	0.74	47,483	100	0.84	43,822	110	1.00
Savings accounts	31,422	47	0.60	30,944	56	0.72	25,121	54	0.86
Other consumer time deposits	12,264	77	2.51	13,530	84	2.48	16,941	112	2.64
Public fund CD’s of $100,000 or more	84	1	4.76	92	1	4.35	204	1	1.96
CD’s of $100,000 or more	4,748	39	3.29	5,407	43	3.18	6,696	54	3.23
Foreign time deposits	529	1	0.76	692	1	0.58	895	1	0.45

Total interest-bearing deposits	$109,914	$264	0.96%	$110,750	$294	1.06%	$106,597	$340	1.28%
Securitized debt obligations	16,780	80	1.91	18,478	89	1.93	27,708	165	2.38
Senior and subordinated notes	10,237	89	3.48	10,519	84	3.19	8,096	65	3.21
Other borrowings	7,794	86	4.41	8,369	85	4.06	6,624	81	4.89

Total interest-bearing liabilities	$144,725	$519	1.43%	$148,116	$552	1.49%	$149,025	$651	1.75%

Net interest income/spread		$3,182	6.97%		$3,283	7.14%		$3,023	6.70%

Impact of non-interest bearing funding			0.25%			0.25%			0.25%

Net interest margin			7.22%			7.39%			6.95%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Loan Information and Performance Statistics(1)

(Dollars in millions)(unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
Period-end Loans Held For Investment
Credit card:
Domestic credit card (2)	$56,609	$53,820	$53,994	$50,570	$53,849
International credit card	8,466	8,210	8,711	8,735	7,522

Total credit card	65,075	62,030	62,705	59,305	61,371

Consumer banking:
Automobile	21,779	20,422	19,223	18,342	17,867
Home loan	10,433	10,916	11,323	11,741	12,103
Retail banking	4,103	4,014	4,046	4,223	4,413

Total consumer banking	36,315	35,352	34,592	34,306	34,383

Commercial banking:
Commercial and multifamily real estate	15,410	14,389	14,035	13,543	13,396
Middle market	12,684	11,924	11,404	10,758	10,484
Specialty lending	4,404	4,221	4,122	3,936	4,020

Total commercial lending	32,498	30,534	29,561	28,237	27,900
Small-ticket commercial real estate	1,503	1,571	1,642	1,780	1,842

Total commercial banking	34,001	32,105	31,203	30,017	29,742

Other loans(3)	501	465	465	464	451

Total	$135,892	$129,952	$128,965	$124,092	$125,947

Average Loans Held For Investment
Credit card:
Domestic credit card (2)	$54,403	$53,668	$53,868	$51,889	$53,189
International credit card	8,361	8,703	8,823	8,697	7,419

Total credit card	62,764	62,371	62,691	60,586	60,608

Consumer banking:
Automobile	21,101	19,757	18,753	18,025	17,763
Home loan	10,683	11,126	11,534	11,960	12,522
Retail banking	4,007	3,979	4,154	4,251	4,466

Total consumer banking	35,791	34,862	34,441	34,236	34,751

Commercial banking:
Commercial and multifamily real estate	14,628	14,021	13,597	13,345	13,323
Middle market	12,068	11,572	10,979	10,666	10,460
Specialty lending	4,308	4,154	4,014	3,964	3,947

Total commercial lending	31,004	29,747	28,590	27,975	27,730
Small-ticket commercial real estate	1,547	1,598	1,726	1,818	1,887

Total commercial banking	32,551	31,345	30,316	29,793	29,617

Other loans (3)	475	465	468	462	465

Total	$131,581	$129,043	$127,916	$125,077	$125,441

Net Charge-off Rates
Credit card:
Domestic credit card (4)	4.07%	3.92%	4.74%	6.20%	7.28%
International credit card	5.77	6.15	7.02	5.74	6.68

Total credit card	4.30%	4.23%	5.06%	6.13%	7.21%

Consumer banking:
Automobile	2.07%	1.69%	1.11%	1.98%	2.65%
Home loan (5)	0.90	0.53	0.60	0.71	0.89
Retail banking (5)	1.44	1.67	1.73	2.24	2.40

Total consumer banking (5)	1.65%	1.32%	1.01%	1.57%	1.98%

Commercial banking:
Commercial and multifamily real estate (5)	0.76%	0.12%	0.39%	0.56%	1.15%
Middle market (5)	0.20	0.41	0.13	0.18	0.94
Specialty lending	0.24	0.44	0.47	0.30	0.63

Total commercial lending (5)	0.47%	0.28%	0.30%	0.38%	1.00%
Small-ticket commercial real estate	3.73	2.19	3.77	7.14	7.72

Total commercial banking (5)	0.63%	0.37%	0.50%	0.79%	1.43%

Other loans	9.29%	6.38%	10.57%	19.91%	21.11%

Total	2.69%	2.52%	2.91%	3.66%	4.45%

30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.66%	3.65%	3.33%	3.59%	4.09%
International credit card	5.18	5.35	5.30	5.55	5.75

Total credit card	3.86%	3.87%	3.60%	3.88%	4.29%

Consumer banking:
Automobile	6.88%	6.34%	6.09%	5.79%	7.58%
Home loan (5)	0.89	0.78	0.70	0.61	0.64
Retail banking (5)	0.83	0.89	0.76	0.93	0.93

Total consumer banking (5)	4.47%	4.01%	3.70%	3.42%	4.28%

Nonperforming Asset Rates (6) (7)
Consumer banking:
Automobile	0.58%	0.53%	0.49%	0.39%	0.64%
Home loan (5)	4.58	4.74	4.40	4.34	4.25
Retail banking (5)	2.50	2.37	2.45	2.44	2.66

Total consumer banking (5)	1.94%	2.04%	2.00%	2.00%	2.17%

Commercial banking:
Commercial and multifamily real estate (5)	1.43%	2.16%	2.35%	2.63%	2.23%
Middle market (5)	0.82	1.04	1.19	1.14	1.33
Specialty lending	0.75	0.87	0.95	1.19	1.30

Total commercial lending (5)	1.10%	1.54%	1.71%	1.86%	1.76%
Small-ticket commercial real estate	2.86	1.58	0.75	3.39	2.38

Total commercial banking (5)	1.17%	1.55%	1.66%	1.95%	1.80%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Financial & Statistical Summary—Credit Card Business

(Dollars in millions) (unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
Credit Card
Earnings:
Interest income	$2,253	$2,354	$2,209	$2,262	$2,116
Interest expense	304	312	319	321	246

Net interest income	1,949	2,042	1,890	1,941	1,870
Non-interest income	638	678	619	674	672

Total revenue	2,587	2,720	2,509	2,615	2,542
Provision for loan and lease losses	600	511	309	450	589
Non-interest expense	1,431	1,188	1,238	1,178	1,056

Income from continuing operations before taxes	556	1,021	962	987	897
Income tax provision	203	358	344	344	311

Income from continuing operations, net of tax	$353	$663	$618	$643	$586

Selected metrics:
Period-end loans held for investment	$65,075	$62,030	$62,705	$59,305	$61,371
Average loans held for investment	62,764	62,371	62,691	60,586	60,608
Average yield on loans held for investment	14.12%	14.84%	13.83%	14.68%	14.28%
Revenue margin	16.49	17.44	16.01	17.26	16.78
Net charge-off rate	4.30	4.23	5.06	6.13	7.21
30+ day total delinquency rate (8)	3.86	3.87	3.60	3.88	4.29
Purchase volume (9)	$38,179	$34,918	$34,226	$27,797	$29,379
Domestic Card
Earnings:
Interest income	$1,940	$1,992	$1,852	$1,900	$1,804
Interest expense	234	239	245	249	183

Net interest income	1,706	1,753	1,607	1,651	1,621
Non-interest income	613	588	584	583	594

Total revenue	2,319	2,341	2,191	2,234	2,215
Provision for loan and lease losses	519	381	187	230	505
Non-interest expense	1,183	972	1,008	990	935

Income from continuing operations before taxes	617	988	996	1,014	775
Income tax provision	222	351	354	360	276

Income from continuing operations, net of tax	$395	$637	$642	$654	$499

Selected metrics:
Period-end loans held for investment	$56,609	$53,820	$53,994	$50,570	$53,849
Average loans held for investment	54,403	53,668	53,868	51,889	53,189
Average yield on loans held for investment	14.05%	14.62%	13.52%	14.42%	13.96%
Revenue margin	17.05	17.45	16.27	17.22	16.66
Net charge-off rate (4)	4.07	3.92	4.74	6.20	7.28
30+ day total delinquency rate (8)	3.66	3.65	3.33	3.59	4.09
Purchase volume (9)	$34,586	$31,686	$31,070	$25,024	$26,985
International Card
Earnings:
Interest income	$313	$362	$357	$362	$312
Interest expense	70	73	74	72	63

Net interest income	243	289	283	290	249
Non-interest income	25	90	35	91	78

Total revenue	268	379	318	381	327
Provision for loan and lease losses	81	130	122	220	84
Non-interest expense	248	216	230	188	121

Income (loss) from continuing operations before taxes	(61)	33	(34)	(27)	122
Income tax provision (benefit)	(19)	7	(10)	(16)	35

Income (loss) from continuing operations, net of tax	$(42)	$26	$(24)	$(11)	$87

Selected metrics:
Period-end loans held for investment	$8,466	$8,210	$8,711	$8,735	$7,522
Average loans held for investment	8,361	8,703	8,823	8,697	7,419
Average yield on loans held for investment	14.57%	16.24%	15.77%	16.28%	16.61%
Revenue margin	12.82	17.42	14.42	17.52	17.63
Net charge-off rate	5.77	6.15	7.02	5.74	6.68
30+ day total delinquency rate (8)	5.18	5.35	5.30	5.55	5.75
Purchase volume (9)	$3,593	$3,232	$3,156	$2,773	$2,394

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial & Statistical Summary—Consumer Banking Business

(Dollars in millions) (unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
Consumer Banking
Earnings:
Interest income	$1,521	$1,546	$1,517	$1,504	$1,504
Interest expense	416	449	466	521	554

Net interest income	1,105	1,097	1,051	983	950
Non-interest income	152	188	194	186	196

Total revenue	1,257	1,285	1,245	1,169	1,146
Provision for loan and lease losses	180	136	41	95	189
Non-interest expense	893	853	758	740	770

Income from continuing operations before taxes	184	296	446	334	187
Income tax provision	67	106	159	119	67

Income from continuing operations, net of tax	$117	$190	$287	$215	$120

Selected metrics:
Period-end loans held for investment	$36,315	$35,352	$34,592	$34,306	$34,383
Average loans held for investment	35,791	34,862	34,441	34,236	34,751
Average yield on loans held for investment	9.46%	9.83%	9.51%	9.60%	9.20%
Auto loan originations	$3,586	$3,409	$2,910	$2,571	$2,217
Period-end deposits	88,540	88,589	87,282	86,355	82,959
Average deposits	88,390	88,266	86,926	83,884	81,834
Deposit interest expense rate	0.84%	0.95%	1.00%	1.06%	1.13%
Core deposit intangible amortization	$31	$32	$34	$35	$34
Net charge-off rate (5)	1.65%	1.32%	1.01%	1.57%	1.98%
Nonperforming loans as a percentage of loans held for investment (5) (6)	1.79	1.88	1.83	1.84	1.97
Nonperforming asset rate (5) (6)	1.94	2.04	2.00	2.00	2.17
30+ day performing delinquency rate (5) (6)	4.47	4.01	3.70	3.42	4.28
Period-end loans serviced for others	$17,998	$18,624	$19,226	$19,956	$20,689

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Commercial Banking Business

(Dollars in millions) (unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
Commercial Banking
Earnings:
Interest income	$547	$533	$523	$522	$550
Interest expense	177	180	190	201	214

Net interest income	370	353	333	321	336
Non-interest income	75	62	62	71	49

Total revenue	445	415	395	392	385
Provision for loan and lease losses	74	(10)	(18)	(15)	34
Non-interest expense	220	200	192	177	207

Income from continuing operations before taxes	151	225	221	230	144
Income tax provision	54	80	79	82	51

Income from continuing operations, net of tax	$97	$145	$142	$148	$93

Selected metrics:
Period-end loans held for investment	$34,001	$32,105	$31,203	$30,017	$29,742
Average loans held for investment	32,551	31,345	30,316	29,793	29,617
Average yield on loans held for investment	4.68%	4.69%	4.74%	4.80%	5.13%
Period-end deposits	$26,532	$25,282	$24,304	$24,244	$22,630
Average deposits	26,034	25,227	24,282	24,138	22,808
Deposit interest expense rate	0.42%	0.48%	0.52%	0.55%	0.61%
Core deposit intangible amortization	$9	$10	$10	$11	$13
Net charge-off rate (5)	0.63%	0.37%	0.50%	0.79%	1.43%
Nonperforming loans as a percentage of loans held for investment (5)	1.09	1.43	1.54	1.84	1.66
Nonperforming asset rate (5)	1.17	1.55	1.66	1.95	1.80

Risk category: (10)
Noncriticized	$31,306	$29,374	$28,459	$27,008	$26,663
Criticized performing	1,843	1,781	1,765	1,924	2,025
Criticized nonperforming	371	459	481	553	494

Total non-PCI loans	33,520	31,614	30,705	29,485	29,182
Total PCI loans	481	491	498	532	560

Total	$34,001	$32,105	$31,203	$30,017	$29,742

% of period-end held for investment commercial loans:
Noncriticized	92.07%	91.49%	91.21%	89.98%	89.65%
Criticized performing	5.42	5.55	5.66	6.41	6.81
Criticized nonperforming	1.09	1.43	1.54	1.84	1.66

Total non-PCI loans	98.59	98.47	98.40	98.23	98.12
Total PCI loans	1.41	1.53	1.60	1.77	1.88

Total	100.00%	100.00%	100.00%	100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Other and Total

(Dollars in millions) (unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
Other
Earnings:
Interest income	$(620)	$(598)	$(550)	$(536)	$(581)
Interest expense	(378)	(389)	(412)	(431)	(448)

Net interest expense	(242)	(209)	(138)	(105)	(133)
Non-interest income (expense)	3	(57)	(18)	11	22

Total revenue	(239)	(266)	(156)	(94)	(111)
Provision for loan and lease losses	7	(15)	11	4	27
Non-interest expense	74	56	67	67	58

Loss from continuing operations before taxes	(320)	(307)	(234)	(165)	(196)
Income tax benefit	(164)	(174)	(132)	(191)	(98)

Income (loss) from continuing operations, net of tax	$(156)	$(133)	$(102)	$26	$(98)

Selected metrics:
Period-end loans held for investment (4)	$501	$465	$465	$464	$451
Average loans held for investment (4)	475	465	468	462	465
Period-end deposits	13,154	14,447	14,531	14,847	16,621
Average deposits	14,026	14,775	14,626	16,136	17,094
Total
Earnings:
Interest income	$3,701	$3,835	$3,699	$3,752	$3,674
Interest expense	519	552	563	612	651

Net interest income	3,182	3,283	3,136	3,140	3,023
Non-interest income	868	871	857	942	939

Total revenue	4,050	4,154	3,993	4,082	3,962
Provision for loan and lease losses	861	622	343	534	839
Non-interest expense	2,618	2,297	2,255	2,162	2,091

Income from continuing operations before taxes	571	1,235	1,395	1,386	1,032
Income tax provision	160	370	450	354	331

Income from continuing operations, net of tax	$411	$865	$945	$1,032	$701

Selected metrics:
Period-end loans held for investment	$135,892	$129,952	$128,965	$124,092	$125,947
Average loans held for investment	131,581	129,043	127,916	125,077	125,441
Period-end deposits	128,226	128,318	126,117	125,446	122,210
Average deposits	128,450	128,268	125,834	124,158	121,736

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Notes to Loan and Business Segment Disclosures (Tables 6 — 10)

(1)	Certain prior period amounts have been reclassified to conform to the current period presentation.

(2)	Results subsequent to Q1 2011 reflect the impact of the April 1, 2011 acquisition of the existing private-label credit card loan portfolio of Kohl’s, which had an outstanding principal and interest balance of approximately $3.7 billion at acquisition.

(3)	Other loans held for investment includes unamortized premiums and discounts on loans acquired as part of the North Fork and Hibernia acquisitions.

(4)	In accordance with our loss-sharing agreement with Kohl’s, charge-offs for the portfolio are reported net of any reimbursement of credit losses from Kohl’s, which has the impact of lowering the overall Domestic Card charge-off rate.

(5)	PCI loans acquired as part of the CCB acquisition are included in the denominator used in calculating the credit quality ratios presented in Tables 6-10. These metrics excluding the impact of loans acquired from CCB from the denominator are presented below:

(Dollars in millions) (unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
CCB period end acquired loan portfolio	$4,689	$4,873	$5,181	$5,351	$5,532
CCB average acquired loan portfolio	4,781	4,998	5,112	5,305	5,633
Net charge-off rates:
Consumer banking:
Home loan	1.48%	0.87%	0.98%	1.16%	1.46%
Retail banking	1.46	1.69	1.76	2.32	2.49

Total consumer banking	1.87%	1.51%	1.17%	1.82%	2.32%

Commercial banking:
Commercial and multifamily real estate	0.77%	0.12%	0.40%	0.57%	1.17%
Middle market	0.21	0.42	0.13	0.18	0.97

Total commercial lending	0.48	0.28	0.31	0.38	1.02

Total commercial banking	0.64%	0.38%	0.51%	0.80%	1.45%

30+ day performing delinquency rates:
Consumer banking:
Home loan	1.47%	1.28%	1.18%	1.02%	1.06%
Retail banking	0.84	0.90	0.77	0.93	0.97

Total consumer banking	5.06%	4.57%	4.29%	3.98%	5.01%

Nonperforming asset rates:
Consumer banking:
Home loan	7.55%	7.80%	7.38%	7.24%	7.05%
Retail banking	2.52	2.40	2.48	2.44	2.77

Total consumer banking	2.20%	2.33%	2.32%	2.32%	2.54%

Commercial banking:
Commercial and multifamily real estate	1.44%	2.18%	2.39%	2.68%	2.28%
Middle market	0.84	1.07	1.22	1.17	1.36

Total commercial lending	1.11	1.57	1.73	1.90	1.79

Total commercial banking	1.19%	1.57%	1.68%	1.99%	1.83%

Nonperforming loans as a percentage of period-end loans held for investment:
Consumer banking	2.03%	2.15%	2.12%	2.14%	2.30%
Commercial banking	1.11	1.45	1.56	1.88	1.69

(6)	Nonperforming assets consist of nonperforming loans and real estate owned (“REO”) and foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and foreclosed assets for each respective category.

(7)	As permitted by regulatory guidance, our policy is generally to exempt delinquent credit card loans from being classified as nonperforming. We continue to accrue finance charges and fees on credit card loans until the loan is charged off, typically when the account becomes 180 days past due. Billed finance charges and fees considered uncollectible are not recognized in income.

(8)	In the third quarter of 2011, we revised the manner in which we estimate expected recoveries of finance charge and fee amounts previously considered to be uncollectible. This revision resulted in an increase of 11 basis points in the 30+ day delinquency rate for Domestic Card. For International Card, the change did not have a significant impact on the 30+ day delinquency rate.

(9)	Includes credit card purchase transactions net of returns. Excludes cash advance transactions.

(10)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include average tangible common equity, tangible common equity (“TCE”), TCE ratio, Tier 1 common equity and Tier 1 common equity ratio. The table below provides the details of the calculation of each of these measures. While these non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

(Dollars in millions)(unaudited)	2011 Q4	2011 Q3	2011 Q2	2011 Q1	2010 Q4
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders’ equity	$29,698	$29,316	$28,255	$27,009	$26,255
Less: Average intangible assets (1)	(13,935)	(13,990)	(14,025)	(14,001)	(14,008)

Average tangible common equity	$15,763	$15,326	$14,230	$13,008	$12,247

Stockholders’ Equity to Non-GAAP Tangible Common Equity
Total stockholders’ equity	$29,666	$29,378	$28,681	$27,550	$26,541
Less: Intangible assets (1)	(13,908)	(13,953)	(14,006)	(14,030)	(13,983)

Tangible common equity	$15,758	$15,425	$14,675	$13,520	$12,558

Total Assets to Tangible Assets
Total assets	$206,019	$200,148	$199,753	$199,300	$197,503
Less: Assets from discontinued operations	(305)	(304)	(32)	(342)	(362)

Total assets from continuing operations	205,714	199,844	199,721	198,958	197,141
Less: Intangible assets (1)	(13,908)	(13,953)	(14,006)	(14,030)	(13,983)

Tangible assets	$191,806	$185,891	$185,715	$184,928	$183,158

Non-GAAP TCE Ratio
Tangible common equity	$15,758	$15,425	$14,675	$13,520	$12,558
Tangible assets	191,806	185,891	185,715	184,928	183,158

TCE ratio (2)	8.2%	8.3%	7.9%	7.3%	6.9%

Non-GAAP Tier 1 Common Equity and Regulatory Capital Ratios (3)
Total stockholders’ equity	$29,666	$29,378	$28,681	$27,550	$26,541
Less: Net unrealized (gains) losses on AFS securities recorded in AOCI (4)	(289)	(401)	(482)	(314)	(368)
Net (gains) losses on cash flow hedges recorded in AOCI (4)	71	55	71	95	86
Disallowed goodwill and other intangible assets	(13,854)	(13,899)	(13,954)	(13,993)	(13,953)
Disallowed deferred tax assets	(534)	(227)	(647)	(1,377)	(1,150)
Other	(2)	(2)	(2)	(2)	(2)

Tier 1 common equity	$15,058	$14,904	$13,667	$11,959	$11,154
Plus: Tier 1 restricted core capital items (5)	3,636	3,636	3,636	3,636	3,636

Tier 1 capital	$18,694	$18,540	$17,303	$15,595	$14,790

Plus: Long-term debt qualifying as Tier 2 capital	2,438	2,438	2,727	2,827	2,827
Qualifying allowance for loan and lease losses	1,977	1,896	1,864	1,825	3,748
Other Tier 2 components	23	24	28	20	29

Tier 2 capital	$4,438	$4,358	$4,619	$4,672	$6,604

Total risk-based capital (6)	$23,132	$22,898	$21,922	$20,267	$21,394

Risk-weighted assets (7)	$155,472	$149,028	$146,201	$142,495	$127,043

Tier 1 common equity ratio (8)	9.7%	10.0%	9.4%	8.4%	8.8%
Tier 1 risk-based capital ratio (9)	12.0	12.4	11.8	10.9	11.6
Total risk-based capital ratio (10)	14.9	15.4	15.0	14.2	16.8

(1)	Includes impact from related deferred taxes.

(2)	Calculated based on tangible common equity divided by tangible assets.

(3)	Capital ratios as of the end of Q4 2011 are preliminary and therefore subject to change once the calculations have been finalized.

(4)	Amounts presented are net of tax.

(5)	Consists primarily of trust preferred securities.

(6)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.

(7)	Calculated based on prescribed regulatory guidelines.

(8)	Tier 1 common equity ratio is a non-GAAP measure calculated based on Tier 1 common equity divided by risk-weighted assets.

(9)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(10)	Total risk-based capital ratio is a regulatory capital measure calculated based on total risk-based capital divided by risk-weighted assets.